UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2005

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

          New York                        1-9493                13-5670050
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)

          105 Corporate Park Drive
           White Plains, New York                               10604
   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.          Entry into a Material Definitive Agreement.

On June 6, 2005, the Executive Development and Compensation Committee of the Board of Directors of Paxar Corporation (the "Company") made long-term incentive awards to certain named executive officers and other employees. Each officer received part of the award in the form of options to purchase shares of the Company's Common Stock granted under the Paxar 2000 Long-Term Performance and Incentive Plan (the "Long-Term Plan") and part in the form of Performance Share Units ("PSUs"), issued pursuant to the Performance Share Agreement for 2005 under the Long-Term Plan.

The exercise price per share of Common Stock for all options granted on June 6, 2005 is $17.91, the average of the high and low sales prices of the Company's Common Stock on the New York Stock Exchange on that date.

The performance period for the PSUs runs from July 1, 2005 through December 31, 2007 (the "Performance Period"). The two performance measures applicable to all participants are the Company's average of the annual return on invested capital of the last two years of the Performance Period, and cumulative earnings per share for the 2 1/2 year period. Participants can earn from 25% to 150% of their target shares, as determined by the Company's achievement of performance share measures. If the Company fails to achieve the minimum performance share measures, participants will not receive any of their target shares.

The following table sets forth the awards to the Company's named executive officers:

                                                                  Target No. of
                                                   No. of Shares     Shares
                                                    Underlying     Underlying
  Name and Title                                   Stock Options      PSUs
  ---------------------------------------------    ------------- --------------
  Arthur Hershaft                                    80,000         16,000
      Chairman
  Robert van der Merwe                               80,000         16,000
      President and Chief Executive Officer
  James Wrigley                                      25,000          6,500
      President, Europe, Middle East, Africa
  Paul Chu                                           25,000          6,500
      President, Asia Pacific
  James Martin                                       25,000          6,500
      President, Bar Code and Pricing Solutions
      Group
  Robert S. Stone                                    20,000          5,000
      Vice President, General Counsel
      and Secretary


Item 9.01           Financial Statements and Exhibits.

Exhibit 10.1 Form of Performance Share Agreement for 2005 under the Paxar 2000 Long- Term Performance and Incentive Plan.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PAXAR CORPORATION
                                            (Registrant)


Date: June 10, 2005                         By: /s/ Robert S. Stone
                                                --------------------------------
                                                 Robert S. Stone
                                                 Vice President, General Counsel
                                                 and Secretary


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                                  Exhibit Index


Exhibit No.         Description
-----------         -----------
10.1                Form of Performance Share Agreement for 2005 under the Paxar
                    2000 Long- Term Performance and Incentive Plan.